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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:
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☒     Definitive Proxy Statement
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☐     Soliciting Material Pursuant to §240.14a-12

Tompkins Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4)	Date Filed:

April 4, 2008

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF TOMPKINS FINANCIAL CORPORATION

The annual meeting of stockholders (the “Meeting”) of Tompkins Financial Corporation (“Tompkins Financial” or the “Company”) will be held on Monday, May 5, 2008 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, for the following purposes:

1.	To elect (5) directors for a term of one (1) year expiring in the year 2009;

2.	To approve the proposed amendment to the Company’s Certificate of Incorporation and Bylaws to permit the Annual Election of Directors (declassify the Board of Directors);

3.	To approve the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 15,000,000 shares to 25,000,000 shares;

4.	To approve the proposed amendment to the Company’s Certificate of Incorporation and Bylaws to authorize the issuance of up to 3,000,000 shares of Preferred Stock;

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 7, 2008 as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting.

A stockholder’s information meeting for our stockholders in western New York will be held at 5:30 p.m. on Monday, May 12, 2008, at Terry Hills Restaurant, 5122 Clinton Street Road (Rt. 33), Batavia, New York.

A stockholder’s information meeting for our stockholders in the Hudson Valley will be held at 6:30 p.m. on Wednesday, May 14, 2008, at Sinapi’s Ceola Manor, Hill Blvd., Jefferson Valley, New York.

Enclosed with this notice are a proxy statement, a form of proxy and return envelope, instructions for voting by telephone or via the Internet, the Company’s Annual Report on Form 10-K for the Company’s 2007 fiscal year, and the Company’s 2007 Corporate Report to stockholders.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to read and carefully consider the enclosed proxy statement. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed form of proxy in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of Tompkins Financial prior to the Meeting, or by attending the Meeting and filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

By Order of the Board of Directors,

/s/ James J. Byrnes	/s/ Linda M. Carlton
James J. Byrnes	Linda M. Carlton
Chairman	Asst. Vice President & Corporate Secretary

P.O. BOX 460, ITHACA, NEW YORK 14851 (607) 273-3210

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PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2008

This proxy statement together with the form of proxy is being mailed to stockholders commencing on or about April 4, 2008 in connection with the solicitation by the Board of Directors of Tompkins Financial Corporation (“Tompkins Financial” or the “Company”) of proxies to be used at the annual meeting of stockholders (the “Meeting”) of the Company to be held at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York on Monday, May 5, 2008 at 5:30 p.m., and any adjournment thereof.

Voting

Only stockholders of record at the close of business on March 7, 2008 will be entitled to vote. On March 7, 2008, there were 9,611,504 shares of common stock of the Company, par value $0.10 per share (the “Common Stock”), outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting.

Stockholders whose shares are registered in their own names may vote by mailing a completed proxy, via the Internet or by telephone or by voting in person at the Meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed form of proxy. To vote by mailing a proxy, sign and return the enclosed form of proxy in the enclosed pre-addressed postage-paid envelope. Shares of Common Stock covered by a proxy that is properly executed and received prior to the close of business on the day of the Meeting will be voted and, if the stockholder who executes such proxy specifies therein how such shares shall be voted on such proposals, the shares will be voted as so specified. Executed proxies with no instructions will be voted “FOR” each proposal for which no instruction is given. Other than the election of directors and the proposals to amend the Company’s Certificate of Incorporation and Bylaws, the Board is not aware of any other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments thereof, the Board of Directors intends that the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on any such matters in accordance with the judgment of the person or persons acting under the proxy.

The presence of a stockholder at the Meeting will not automatically revoke a proxy previously delivered by that stockholder. A stockholder may, however, revoke his or her proxy at any time prior to its exercise by: (1) delivering to the Corporate Secretary a written notice of revocation prior to the Meeting, (2) delivering to the Corporate Secretary a duly executed proxy bearing a later date, or (3) attending the Meeting and filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

The presence, in person or by proxy, of the holders of at least a majority of the votes of shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting and, in the event there are not sufficient votes on any matter, the Meeting may be adjourned.

Vote Required And Board Recommendations

Proposal No. 1	Vote Required	Board of Directors Recommendation

Election of Directors	A plurality of votes cast by holders of shares of Common Stock entitled to vote thereon.	“FOR” all director nominees.

Proposal No. 2	Vote Required	Board of Directors Recommendation

Amend Company’s Certificate of Incorporation and Bylaws to permit the Annual Election of Directors	An affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote thereon.	“FOR” the proposed amendment to the Company’s Certificate of Incorporation and Bylaws to permit the Annual Election of Directors.

Proposal No. 3	Vote Required	Board of Directors Recommendation

Amend Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 15,000,000 shares to 25,000,000 shares	An affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote thereon.	“FOR” the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 15,000,000 to 25,000,000.

Proposal No. 4	Vote Required	Board of Directors Recommendation

To approve the proposed amendment to the Company’s Certificate of Incorporation and Bylaws to authorize the issuance of up to 3,000,000 shares of Preferred Stock	An affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote thereon.	“FOR” the proposed amendment to the Company’s Certificate of Incorporation and Bylaws to authorize the issuance of up to 3,000,000 shares of Preferred Stock.

Abstentions and Broker Non-votes

Abstentions, in person or by proxy, and broker non-votes will each be counted for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. Broker non-votes will have no effect on Proposal No. 1 – Election of Directors. As to Proposal No. 2 – Amendment to the Company’s Certificate of Incorporation and Bylaws to permit Annual Election of Directors, Proposal No. 3 – Amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock and Proposal No. 4 – Amendment to the Company’s Certificate of Incorporation and Bylaws to authorize the issuance of up to 3,000,000 shares of Preferred Stock, broker non-votes will have the same effect as votes “Against” the proposal.

Solicitation of Proxies

The total cost of solicitation of proxies in connection with the Meeting will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Meeting personally or by telephone or electronic communication without additional remuneration. The Company will also provide brokers and other record owners holding shares in their names or in the names of nominees, in either case which are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 7, 2008, with respect to the beneficial ownership of the Company’s Common Stock by: (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock; (2) each director and nominee; (3) each executive officer named in the Summary Compensation Table; and (4) all executive officers and directors as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the outstanding shares of Common Stock beneficially owned.

	Common Stock Ownership

Names	Number of Shares Beneficially Owned or Held in Deferred Trust		Percent of Outstanding Shares(1)

Directors, Nominees and Executive Officers
Russell K. Achzet+	55,426	(2)	**
John E. Alexander+,++	23,666	(3)	**
James J. Byrnes+	65,734		**
Francis M. Fetsko*	29,909	(4)	**
James W. Fulmer*,+	108,875	(5)	1.13
Reeder D. Gates+	116,950	(6)	1.18
James R. Hardie+	71,887	(7)	**
Elizabeth W. Harrison+,++	1,535	(8)	**
Carl E. Haynes+	3,035	(9)	**
Gregory J. Hartz*	7,362	(10)	**
Bonnie H. Howell	2,578	(11)	**
Patricia A. Johnson+	1,521	(12)	**
Gerald J. Klein, Jr.*	32,309	(13)	**
Hunter R. Rawlings, III+,++	4,273	(14)	**
Stephen S. Romaine*,+,++	24,264	(15)	**
Thomas R. Salm+	8,609	(16)	**
Michael D. Shay+	10,967	(17)	**
Michael H. Spain+	428,870	(18)	4.45
William D. Spain, Jr.+	425,196	(19)	4.41
Craig Yunker+,++	12,619	(20)	**

All directors and executive officers as a group (24 persons)			11.15

Investment Services Division of Tompkins Trust Company in the fiduciary capacity indicated:

Executor, Trustee or Co-Trustee	1,044,949	(21)	10.87

Trustee for the Tompkins Financial Employee Stock Ownership and Investment & Stock Ownership Plans	645,158	(21)	6.71

Agent or Custodian	356,432	(21)	3.71

*	Named Executive Officer

+	Currently a Director of the Company

++	Director Nominee

**	Less than 1 percent

(1)

The number of shares beneficially owned by each person or group as of March 7, 2008 includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 7, 2008, including, but not limited to, upon the exercise of options. References to options in these footnotes include only options to purchase shares that were exercisable on or within 60 days after March 7, 2008. For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 9,611,504 shares of Common Stock outstanding on March 7, 2008 plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 7, 2008. The percentages listed in this column do not include shares acquired pursuant to the Company’s Stock Retainer Plan for Eligible Directors of Tompkins Financial and Participating Subsidiaries (the “Retainer Plan”) and held in a deferred trust account; directors have no voting or investment power with respect to such shares. For a more detailed discussion of the Retainer Plan, refer to “Timing and Manner of Payment of Company Board Compensation,” page 11.

(2)

Shares are owned by the Russell K. Achzet Revocable Trust. Includes 621 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(3)

Includes 372 shares owned by Mr. Alexander’s spouse. Includes include 4,161 shares acquired pursuant to the Retainer Plan the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(4)

Includes 2,205 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans and 26,373 shares that Mr. Fetsko may acquire by exercise of options exercisable at March 7, 2008 or 60 days thereafter.

(5)

Includes 9,913 shares held in the Company’s Employee Stock Ownership Plan, 25,611 shares owned by Mr. Fulmer’s spouse, 370 shares held by Mr. Fulmer as Custodian for his son under the Uniform Transfers to Minors Act, and 32,920 shares that Mr. Fulmer may acquire by exercise of options exercisable at March 7,2008 or 60 days thereafter.

(6)

Includes 2,910 shares owned by Mr. Gates’ spouse. Includes 3,907 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(7)

Includes 455 shares held in the Company’s Employee Stock Ownership Plan. Includes 935 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(8)	Includes 1,241 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(9)	Includes 2,247 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(10)

Includes 1,126 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans and 5,473 shares that Mr. Hartz may acquire by exercise of options exercisable at March 7, 2008 or 60 days thereafter.

(11)	Includes 2,072 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(12)	Includes 1,521 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(13)

Includes 1,547 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans and 21,654 shares that Mr. Klein may acquire by exercise of options exercisable at March 7, 2008 or 60 days thereafter.

(14)	Includes 3,317 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(15)

Includes 2,179 shares held in the Company’s Employee Stock Ownership and Investment & Stock Ownership Plans and 21,985 shares that Mr. Romaine may acquire by exercise of options exercisable at March 7, 2008 or 60 days thereafter.

(16)

Includes 879 shares owned by Mr. Salm’s spouse. Includes 4,620 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(17)	Includes 2,205 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(18)

Includes 382,461 shares of Common Stock held by W. D. Spain & Sons Limited Partnership, of which Mr. Michael Spain is a General Partner and shares voting and investment control. Mr. Spain disclaims beneficial ownership of all shares of Common Stock owned by W. D. Spain & Sons Limited Partnership, except to the extent of 76,492 shares which represent his indirect pecuniary interest, through his ownership of 20% of W. D. Spain & Sons Limited Partnership. Mr. Spain’s ownership figure includes 1,525 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(19)

Includes 382,461 shares of Common Stock held by W. D. Spain & Sons Limited Partnership, of which Mr. William Spain, Jr. is a General Partner and shares voting and investment control. Mr. Spain disclaims beneficial ownership of all shares of Common Stock owned by W. D. Spain & Sons Limited Partnership, except to the extent of 76,492 shares which represent his indirect pecuniary interest, through his ownership of 20% of W. D. Spain & Sons Limited Partnership. Mr. Spain’s ownership figure includes 1,656 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(20)	Includes 2,041 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; however, directors have no voting or investment power with respect to such shares.

(21)

As of March 7, 2008, Tompkins Investment Services, a division of the Tompkins Trust Company, which is a wholly-owned subsidiary of the Company (the “Trust Company”), held 2,046,539 shares of Common Stock of the Company, representing 21.29% of the outstanding shares of Common Stock. Of such shares, 1,044,949 shares are held in a fiduciary capacity as executor, trustee or co-trustee. Where the Trust Company is sole executor or trustee, such shares, generally, will be voted only if the legal instrument provides for voting the stock at the direction of the donor or a beneficiary and such direction is in fact received. When acting in a co-fiduciary capacity, such shares will be voted by the co-fiduciary or fiduciaries in the same manner as if the co-fiduciary or fiduciaries were the sole fiduciary. Of the 645,158 shares identified in the above table, 499,479 shares, or 5.20% of the outstanding shares, are held by the Company’s Employee Stock Ownership Plan and 145,679 shares, or 1.52% of the outstanding shares, are held by the Company’s Investment & Stock Ownership Plan for which all shares have been allocated to participant accounts. Individual plan participants are entitled to vote these shares, and as a result these shares are not voted by the Trustee. The shares of Common Stock held in deferred trust accounts for non-employee directors are voted by the Trust Company, as trustee of the Rabbi Trust. In addition, 356,432 shares are held as agent or custodian with the voting power retained by the owner. Such shares represent 3.71% of the Common Stock outstanding. Tompkins Trust Company’s address is P.O. Box 460, Ithaca, New York 14851.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect five individuals to serve as directors. If Proposal No. 2 to amend the Company’s Certificate of Incorporation and By-Laws to declassify the Board of Directors as described on page 23 is approved by the Company’s shareholders, the individuals elected will serve for a one-year term expiring at the 2009 Annual Meeting and, with respect to each director, until his or her successor is elected and qualified. If the proposed amendment is not approved, the individuals elected will serve for a three-year term expiring at the 2011 Annual Meeting and, with respect to each director, until his or her successor is elected and qualified.

The five director nominees – John E. Alexander, Elizabeth W. Harrison, Hunter R. Rawlings, III, Stephen S. Romaine, and Craig Yunker - are all currently serving as directors. Their terms expire in 2008, and each is standing for re-election at the Annual Meeting. The nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected to the Board. The persons named in the proxy to represent stockholders at the Meeting are Francis M. Fetsko and Linda M. Carlton. The proxies will vote as directed and, in the absence of instructions, will vote the shares represented by the proxies in favor of the election of nominees named below. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board of Directors, upon recommendation of the Company’s Nominating and Corporate Governance Committee, to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

The Board recommends a vote “FOR” the election of each of the director nominees.

The following table sets forth each director nominee and each person who served as a director in 2007 and includes such person’s name, age, the year he or she first became a director, the year in which his or her term will expire, and whether he or she has been determined to be an independent director. Biographies of the director nominees and the directors continuing in office follow the table. Unless otherwise indicated, all directors have been employed in their current positions for at least five years.

Name	Age	Year First Elected Director	Term to Expire	Independent(2)

Board Nominees for Terms to Expire in 2009(1):
John E. Alexander	55	1993(3)	2009	Yes
Elizabeth W. Harrison	57	2004	2009	Yes
Hunter R. Rawlings, III	63	1996	2009	Yes
Stephen S. Romaine	43	2007	2009	No
Craig Yunker	57	2000	2009	Yes
Directors Continuing in Office:
James J. Byrnes	65	1989(3)	2010	No
Reeder D. Gates	61	1985(3)	2010	Yes
Carl E. Haynes	61	1996(3)	2010	Yes
Michael D. Shay	65	1989(3)	2010	Yes
Michael H. Spain	49	2000	2010	No
William D. Spain, Jr.	55	2000	2010	No
Russell K. Achzet	66	2006	2009	No
James W. Fulmer	55	2000	2009	No
James R. Hardie	64	2001	2009	No
Patricia A. Johnson	51	2006	2009	Yes
Thomas R. Salm	66	1981(3)	2009	Yes

(1)

If Proposal No. 2 to amend the Company’s Certificate of Incorporation and Bylaws to eliminate the classified Board structure (see page 23) is not approved by the requisite vote of stockholders, then the terms of these five directors will end at the 2011 Annual Meeting of Stockholders.

(2)	Independence has been determined in accordance with Section 121A of the listing standards of the American Stock Exchange (“AMEX”).

(3)	Served as director of Tompkins Trust Company, which, as a result of a reorganization in 1995, became a wholly-owned subsidiary of the Company.

Business Experience of Directors, including Director Nominees

John E. Alexander has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1993. Mr. Alexander was a principal stockholder and served as President and Chief Executive Officer of The CBORD Group, Inc., a computer software company which Mr. Alexander founded in 1975, until July 1, 2004. Mr. Alexander served as Chairman of the Board through February 2008 and currently serves as a consultant to The CBORD Group. Prior to CBORD, Alexander was a Vice President in the Money Market Division of Bankers Trust Company. He

currently serves on the board of the United Way of Tompkins County and the Food Bank of the Southern Tier, as well as serving as a Trustee of Cornell University.

Elizabeth W. Harrison has served as a director of the Company since 2004. She also serves as a director of The Bank of Castile and she has served in such capacity since February 2002. In 2006, Ms. Harrison retired as President and Chief Executive Officer of the Genesee Country Village & Museum. She had served in such capacity since November 1999. She also served on the Museum’s Board of Trustees from 1996 through 2006. Prior to 1999, Ms. Harrison served for 18 years as President and Chief Executive Officer of Career Development Services, a not-for-profit educational corporation. Ms. Harrison currently serves on the boards of the Arts and Cultural Council of Rochester, the Landmark Society of Western New York, and the Hochstein School of Music.

Hunter R. Rawlings, III has served as a director of the Company and as a director of Tompkins Trust Company since 1996. From July 1, 1995, until his resignation, effective June 30, 2003, Dr. Rawlings was President of Cornell University. Dr. Rawlings is a Professor in the Classics Department and served as Interim President of Cornell University for the 2005-2006 academic year.

Stephen S. Romaine was appointed to serve as a director of the Company on January 1, 2007. Pursuant to the management succession plan adopted by the Company’s Board of Directors (the “Succession Plan”), Mr. Romaine was appointed President and Chief Executive Officer of the Company effective January 1, 2007. He had served as President and Chief Executive Officer of Mahopac National Bank from January 1, 2003 through December 31, 2006. Prior to this appointment, Mr. Romaine was Executive Vice President, Chief Financial Officer of Mahopac National Bank. Mr. Romaine currently serves on the boards of the New York Bankers Association and the Independent Bankers Association.

Craig Yunker has served as a director of the Company since 2000 and as a director of The Bank of Castile since 1991. He is the Managing Member of CY Farms, LLC, CY Properties, LLC, CY Heifer Farm, LLC, Batavia Turf, LLC, Provitello, LLC, companies engaged in farming. Since 2001, he has served as a Trustee of Cornell University.

James J. Byrnes served as the Company’s Chief Executive Officer from its formation in 1995 until his retirement on December 31, 2006, and has served as the Chairman of the Board of Directors of the Company since its formation in 1995. He served as President of Tompkins Trust Company beginning in 1989 through 2002 and again in 2006. Mr. Byrnes currently serves as Chairman of the Board of Directors of Tompkins Financial Corporation. He also serves as Chairman of Tompkins Trust Company, and as a director of Mahopac National Bank and AM&M Financial Services, Inc. (“AM&M”), each a wholly-owned subsidiary of the Company. He also serves as Chairman of the board of New York Business Development Corporation. Prior to 1989, Mr. Byrnes was an officer with other banking companies.

Reeder D. Gates has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1985. Prior to his retirement in 2005, Mr. Gates was the President of R. D. Gates, Ltd., a company engaged in owning and operating community pharmacies, since January 1972.

Carl E. Haynes served as a director of the Company from 1996 until 2000 and was re-appointed on February 20, 2007. He has served as a director of Tompkins Trust Company since 1996. Dr. Haynes has been President of Tompkins Cortland Community College since 1995. Served as Chairman of the board of directors at the Cayuga Medical Center until May 2007. He also serves on the board of directors of the TC-3 Foundation, Therm, Inc., CNY Regional Alliance, Cortland Business Network, Cortland County Business Development Corporation, Cayuga-Cortland Workforce Investment Board, Tompkins County Area Development Corporation, Tompkins County Zone Advisory Board, Tompkins County Workforce Development, Association of Presidents of Public Community Colleges, Community Colleges for International Development, and International Advisory Board for The Chair Academy.

Michael D. Shay served as a director of the Company from its formation in 1995 until 2000, and has served as a director of Tompkins Trust Company since 1989. In 1997, he retired as President of Evaporated Metal Films Corporation of Ithaca. He is the sole proprietor of MDS Enterprises, a consulting, marketing and sales firm, and a partner in the Cayuga Venture Fund. He has served as Chair of the board of directors of Kendal at Ithaca, been a member of the Finance Committee of the Paleontological Research Institution, and served on the Entrepreneurship and Personal Enterprise Advisory Council at Cornell University.

Michael H. Spain has served as a director of the Company since 2000. Mr. Spain also serves as a director of Mahopac National Bank and has served in such capacity since 1992. Mr. Spain also owns and serves as the President of the Spain Agency, an insurance agency located in Mahopac, New York. Mr. Spain is also a General Partner in W. D. Spain & Sons, LLP, a family limited partnership that owns Common Stock of the Company; President of Sleeping Indian, LLC, and Trail Property, Inc, real estate holding companies; and President of Wind River, LLC and Indian Paintbrush, LLC, companies engaged in real estate development.

William D. Spain, Jr. has served as a director of the Company since 2000. He also serves as a director of Mahopac National Bank and has served in such capacity since 1991, and as Chairman of the Board of Directors of Mahopac National Bank since 2000. He has been the Managing Partner of Spain & Spain, PC, a law firm in Mahopac, New York, since 1983. Mr. Spain is also a General Partner in W. D. Spain & Sons, LLP, a family limited partnership that owns Common Stock of the Company.

Russell K. Achzet was appointed to serve as a director of the Company on January 24, 2006. He also serves as Vice Chairman of AM&M. He founded AM&M in 1977, and its affiliated entities thereafter. He served as Chief Executive Officer of AM&M until it was acquired by the Company on January 6, 2006. Mr. Achzet is certified by the Certified Financial Planner Board of Standards, Inc., and is a founder of National Advisors Trust Company, FSB and served on its Board of Directors until December 2005. Mr. Achzet is President & CEO of Achzet-Monaghan, Inc., a company engaged in offering public employee deferred compensation plans, President & CEO of Achzet Family Enterprises, Inc., a business consulting company, President of Trillseed and co-owner of 120 Linden Partners, private investment companies, a director of the University Technology Seed Fund, an investment seed fund, a board member and director of FBC Technologies, Inc. a engineered waste water treatment company and a member and minority owner of M-6, an insurance holding company.

James W. Fulmer served as President and a director of the Company since 2000. Pursuant to the Succession Plan, Mr. Fulmer was appointed Vice Chairman of the Company effective January 1, 2007. He also serves as a director of The Bank of Castile, a wholly-owned subsidiary of the Company, and has served in such capacity since 1988 and as its Chairman since 1992. Effective December 18, 2002, he assumed the additional responsibilities of President and Chief Executive Officer of The Bank of Castile. Mr. Fulmer serves as a director of Mahopac National Bank, and has served in such capacity since 1999, as Chairman of Tompkins Insurance Agencies since January 1, 2001, and as Chairman of AM&M Financial Services, Inc. since February 2006. He served as the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation from 1991 until its merger with the Company in 1999. Mr. Fulmer also served as the Chief Executive Officer of The Bank of Castile from 1996 through April 2000. In 2006, he was appointed to serve as a member of the board of directors of the Federal Home Loan Bank of New York, effective January 2007. He also actively serves as a member of the board of directors of Erie and Niagara Insurance Association, the United Memorial Medical Center, the Cherry Valley Cooperative Insurance Company, and the Genesee County Economic Development Center.

James R. Hardie has served as a director of the Company since 2001. Mr. Hardie has been Vice Chairman of the board of directors of Tompkins Insurance Agencies, a wholly-owned subsidiary of the Company, since August 1, 2002. He was President of Austin, Hardie, Wise Agency, Inc. from 1974 until January 1, 2001, when he became President, Chief Executive Officer and a director of Tompkins Insurance Agencies. Effective January 1, 2003, Mr. Hardie’s role as President and Chief Executive Officer was assumed by David S. Boyce; although Mr. Hardie no longer serves as the President and Chief Executive Officer of Tompkins Insurance Agencies, he continues to be employed by Tompkins Insurance Agencies as a producer. Mr. Hardie is the managing member of Bennington Farms, LLC, a property leasing company.

Patricia A. Johnson has served as a director of the Company since 2006, and she currently serves as a director of Tompkins Trust Company and has served in such capacity since 2002. Ms Johnson began with Cornell University as the Assistant Treasurer in 1995 and has been Treasurer since March, 1999. In 2007, Ms. Johnson was appointed Associate Vice President & Treasurer. Ms. Johnson also serves as Treasurer of the Cornell Research Foundation and the Cornell Club of New York. Ms. Johnson serves, or has served, on numerous professional and community associations and boards of director, including the McGraw Housing Company, where she served as a director and served as President in 2003, the Ladies Union Benevolent Society, where she served as Treasurer, the Paleontological Research Institution, where she serves as Treasurer, Planned Parenthood of the Southern Finger Lakes, currently the Vice Chair, Tompkins County Foundation, where she serves as President, and the Tompkins County Area Development where she serves as a director and as a member of the executive committee. She was also a member of the NACUBO Accounting Principles Council, and is currently a member of the Association for Financial Professionals.

Thomas R. Salm has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1981. Mr. Salm has served as Vice Chairman of the Company and Tompkins Trust Company since May 2006. Prior to his retirement on August 31, 2002, Mr. Salm served as Vice President for Business Affairs at Ithaca College, Ithaca, New York for 26 years.

The names and ages of the Company’s executive officers, including the Named Executive Officers identified in the Summary Compensation Table in this proxy statement, their positions and offices held with the Company, their term of office and experience is set forth in Part I of the Company’s Annual Report on Form 10-K for the Company’s 2006 fiscal year, a copy of which is enclosed with this proxy statement.

Matters Relating To The Board Of Directors

Board of Directors Meetings and Committees; Annual Meeting Attendance

During fiscal 2007, the Board of Directors held four regular meetings and two special meetings, and as a matter of Company practice John E. Alexander, Reeder D. Gates, Elizabeth W. Harrison, Carl E. Haynes, Patricia A. Johnson, Hunter R. Rawlings III, Thomas R. Salm, Michael D. Shay and Craig Yunker, (the “Independent Directors”) met in Executive Session at the end of each regular meeting. Thus during 2007, the Independent Directors held four meetings. During this period, all of the directors attended or participated in at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, other than William Spain, Jr. who attended or participated in 67% and Hunter R. Rawlings, III who attended or participated in 63%. Messrs. Rawlings and Spain were briefed, both before and after meetings, on matters covered at the Board of Director and committee meetings they were not able to attend.

The Annual Meeting of Stockholders for fiscal 2006 was held on May 14, 2007, and with the exception of Hunter R. Rawlings, III, all of the Company’s directors were in attendance.

The Board currently maintains and appoints the members of the following four standing committees: Executive/Compensation/Personnel Committee, Audit/Examining Committee, Nominating and Corporate Governance Committee and the Pension Investment Review Committee.

Committee Membership

Director	Executive/Compensation/ Personnel	Audit/Examining	Nominating/Corporate Governance	Pension Investment Review

John E. Alexander	—	Chair, as of 2/20/07	Alternate	—
James J. Byrnes	—	—	—	Chair
Reeder D. Gates	X	—	X	—
Elizabeth W. Harrison	X	—	X	—
Carl E. Haynes	X	—	—	X
Bonnie H. Howell(1)	X	Chair, through 2/20/07	—	—
Patricia A. Johnson	—	X	—	—
Hunter R. Rawlings, III	—	—	—	X
Thomas R. Salm	Chair	Alternate	Chair	—
Michael D. Shay	—	X	—	—
Craig Yunker	X	—	—	—

(1) Ms. Howell resigned from the Board of Directors effective February 20, 2007. Accordingly, Ms. Howell’s committee membership also terminated effective February 20, 2007.

The Board of Directors has adopted a written charter for the Executive/Compensation/Personnel Committee. A copy of the Executive/Compensation/Personnel Committee’s charter is posted in the “Corporate Governance” section of the Company’s Investor Relations website (www.tompkinsfinancial.com). The committee met four times during fiscal 2007. Among its duties and responsibilities, the Committee assesses executive performance and reviews, determines and recommends salaries and other matters relating to executive compensation, including the compensation of the Company’s Chief Executive Officer. It also administers the Company’s stock option plans, including reviewing and granting stock options to executive officers and other employees. The committee also reviews and approves various other Company compensation policies and matters, senior management planning, and is responsible for ensuring that the Company’s executive officers are compensated effectively and in a manner consistent with the Company’s objectives. Each of the members of this committee is an “independent director” as defined in Section 121A of the AMEX listing standards.

The Board of Directors has adopted a written charter for the Audit/Examining Committee. A copy of the Audit/Examining Committee’s charter is posted in the “Corporate Governance” section of the Company’s Investor Relations website (www.tompkinsfinancial.com). The Audit/Examining Committee met six times during fiscal 2007. This committee assists the Board in its general oversight of the Company’s accounting and financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The responsibilities and activities of the Audit/Examining Committee are described in greater detail in the “Report of the Audit/Examining Committee of the Board of Directors” included in this proxy statement. The Board of Directors has determined that John E. Alexander, Patricia A. Johnson and Michael D. Shay each qualify as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K and that each of the members of the Audit/Examining Committee satisfies the independence standards of Section 121A of the AMEX listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee’s charter is posted in the “Corporate Governance” section of the Company’s Investor Relations website (www.tompkinsfinancial.com). The Nominating and Corporate Governance Committee met three times during the 2007 fiscal year. This committee is responsible for assisting the Board in developing corporate governance policies and practices that comply with applicable laws and regulations, including AMEX listing and corporate governance requirements and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. In addition, this committee is responsible for making recommendations to the Board regarding Board membership and composition. This committee establishes procedures for the nomination process and nominates or recommends to the Board qualified candidates for election to the Board.

The process for selecting director nominees entails making a preliminary assessment of each candidate based upon his or her qualifications, willingness to serve on the Board, and other background information. This information is then evaluated against the criteria set forth below, as well as the specific needs of the Company at that time. Based upon this preliminary assessment, candidates who appear to be qualified may be interviewed. If the director nominee is a current Board member, the committee will also consider prior Board performance and contributions. At the conclusion of this process, the committee will recommend to the Board qualified candidates that best meet the Company’s needs to the Board for election at the next annual meeting of stockholders. The committee uses the same process for evaluating all candidates, whether recommended by stockholders, directors or management.

The minimum qualifications and attributes that the committee believes must be possessed by a director nominee include: highest personal values, judgment and integrity; an understanding of the regulatory and policy environment in which the Company conducts its business; an understanding of, and interest in, the communities served by the Company; and experience in the key business, financial and management challenges that face financial service companies.

The committee considers nominees proposed by stockholders. To recommend a prospective nominee for the committee’s consideration, stockholders should submit the candidate’s name and qualifications to: Chairman, Nominating and Corporate Governance Committee, Tompkins Financial Corporation Board of Directors, P.O. Box 460, Ithaca, New York 14851. Each member of this committee is an “independent director” as defined in Section 121A of the AMEX listing standards.

The Pension Investment Review Committee met two times during fiscal 2007. This committee is responsible for reviewing the assets held in the Tompkins Financial Corporation Retirement Plan.

Director Compensation

It is the general policy of the Board that employee directors are not paid for their service on the Company’s Board of Directors in addition to their regular employee compensation.

2007 Director Compensation(1)

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Option Awards	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation		Total ($)

Achzet	14,000	11,000				76,320	(5)	101,320
Alexander	2,400	23,500						25,900
Byrnes	50,000	—				12,401	(6)	62,401
Gates	—	20,925			8,225			29,150
Hardie	—	11,000				16,000	(7)	27,000
Harrison	13,200	13,100						26,300
Haynes	5,850	17,833						23,683
Howell		1,842						1,842
Johnson	4,475	22,600						27,075
Rawlings	2,400	16,550						18,950
Salm	—	24,000			11,000			35,000
Shay	14,275	16,223						30,498
Spain, M.	17,000	11,000						28,000
Spain, Wm.	17,000	11,000						28,000
Yunker	13,200	13,100						26,300

(1)	Amounts disclosed for certain directors include cash compensation for service on subsidiary boards. For a more detailed discussion of such fees, see “Subsidiary Board Service,” below.

(2)	Represents payment in cash for service on subsidiary boards.

(3)

The stock award disclosed here is the result of a mandatory deferral provision under the Company’s Stock Retainer Plan for Eligible Directors of Tompkins Financial Corporation and Participating Subsidiaries (the “Retainer Plan”). The stock awards under the Retainer Plan are discussed in more detail below under the heading “Timing and Manner of Payment”. The aggregate number of stock awards outstanding at fiscal year end was 38,071 shares. Dividends paid on the stock are reinvested pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan.

(4)	All amounts disclosed in this column reflect nonqualified deferred compensation earnings.

(5)	Represents consulting fees paid in connection with the sale of AM&M as discussed in further detail in “Transactions with Related Persons,” page 26.

(6)	Includes personal use of company-owned vehicle, spousal travel expenses, and a portion of dues paid on his behalf for certain club memberships.

(7)	Represents compensation for service as a producer for Tompkins Insurance Agencies.

Fees Paid to Directors

During fiscal 2007, the following fees were paid to non-employee directors of the Company for their service in such capacity:

•	A meeting fee of $1,000 for each Board meeting attended;

•

A meeting fee of $275 for each committee meeting attended (except Audit/Examining Committee). Members of the Audit/Examining Committee received a meeting fee of $600 for each Audit/Examining Committee meeting attended;

•	A $1,750 quarterly retainer fee for service as a director; and

•	An annual Chair fee of $2,500 was paid for service as Chair of the Audit/Examining Committee for fiscal 2007.

In lieu of the board and committee fees described above, the Vice Chair was paid an annual retainer fee of $24,000 for his service during fiscal 2007 on the Company’s Board of Directors.

In lieu of the board and committee fees described above, the Chairman is paid an annual retainer of $50,000. In addition, the Company provided a company-owned vehicle for his business and personal use, and 75% of the cost of certain club dues was paid on his behalf.

Timing and Manner of Payment of Company Board Compensation

All retainer and meeting fees were paid quarterly by the Company. Except for the Chairman’s fees, which were paid in cash, all board/committee fees and retainers earned by directors were paid in accordance with the Retainer Plan, which provides that: (i) all such board/committee fees and retainers shall be paid in shares of Common Stock of the Company and (ii) the receipt of payment by directors of board/committee fees and retainers shall be deferred automatically pursuant to the terms of the Retainer Plan. Under the Retainer Plan, board/committee fees and retainers are transferred to a rabbi trust, and the trustee of the rabbi trust acquires shares of the Company’s Common Stock for each director’s deferred compensation account on the open market pursuant to the Company’s Dividend Reinvestment and Stock Purchase and Sale Plan. A director has no rights in or to the shares of Common Stock held in the rabbi trust. A director does have the right, however, to the payment of his or her deferred compensation upon the earlier of the director’s termination of service as a director of the Company, the director’s attainment of the age of 72 years, or the director’s death. An aggregate of 4,314 shares of Common Stock was acquired by the rabbi trust under the Retainer Plan in 2007 representing board/committee fees and retainers paid and expensed in fiscal 2007.

Changes to Company Director Compensation for Fiscal 2008

Effective January 1, 2008, the Company’s non-employee Directors are compensated for service on the Company’s Board of Directors as follows. An annual $9,000 retainer, payable in quarterly installments of $2,250, is paid at the beginning of each quarter to the Company’s non-employee directors. In addition, non-employee directors receive $1,000 for each of the four regularly-scheduled Board meetings the director attends, as well as $400 for each Executive/Compensation/Personnel, Nominating/Corporate Governance and Pension Investment Review committee meeting attended; provided, however, that members of the Audit/Examining Committee are paid $700 per meeting attended. The Chair of the Audit/Examining Committee receives an additional $4,000 annual fee. All fees paid for service on the Company’s Board of Directors are paid pursuant to the Stock Retainer Plan for Eligible Directors of Tompkins Financial Corporation and Participating Subsidiaries (the “Retainer Plan”), as described above under “Timing and Manner of Payment.” Notwithstanding any of the foregoing, the annual retainer paid in lieu of any meeting and/or committee fees or stipends to the individual serving in the office of “Vice Chair” of the Tompkins Financial Corporation and Tompkins Trust Company Board of Directors is $35,000. The Vice Chair’s fee is payable in cash or, if a valid election was made by the Vice Chair prior to January 1, 2008, the Vice Chair’s fees are payable in accordance with such election (i) pursuant to the Stock Retainer Plan, (ii) pursuant to a Deferred Compensation Agreement or (iii) in cash. In addition to these fees, directors are eligible to receive options granted pursuant to the Company’s 2001 Stock Option Plan.

Subsidiary Board Service Compensation

Any non-employee member or members of the Company’s Board of Directors who also sat on the board of Mahopac National Bank received an additional annual fee of $17,000 for service on the Mahopac National Bank’s Board of Directors. Any non-employee member or members of the Company’s Board of Directors who also sat on the board of AM&M Financial Services, Inc. received an additional annual fee of $14,000 for service on AM&M Financial Services, Inc.’s Board of Directors.

Any non-employee member or members of the Company’s Board of Directors who also sat on the board of Tompkins Trust Company received an additional annual $6,000 Board Retainer Fee, plus a $600 meeting fee for each board meeting attended in 2007. Committee Fees (Trust and Credit) of $275 per meeting attended (plus $1,000 annual fee paid at end of last quarter to Committee Chair) were paid to non-employee Directors in 2007. The aforementioned fees were pro-rated as necessary for directors completing less than a full year of service. The $6,000 retainer fee paid to these individuals was paid pursuant to the Retainer Plan, and an aggregate of 921 shares of Common Stock was acquired by the Rabbi Trust under the Retainer Plan. Meeting and committee fees paid to Tompkins Trust Company Directors were paid in cash or deferred through the Tompkins Trust Company Deferred Compensation Plan. Notwithstanding the foregoing, the non-employee Vice Chair of the Tompkins Trust Company Board of Directors received $11,000 in cash deferred through the Tompkins Trust Company Deferred Compensation Plan, which fee was received in lieu of any retainer, meeting or committee fees.

Any non-employee member or members of the Company’s Board of Directors who also sat on the board of The Bank of Castile received an additional annual $6,000 Board Retainer Fee, plus a $600 meeting fee for each board meeting attended in 2007. The aforementioned fees were paid in cash.

Changes to Subsidiary Board Service Compensation for Fiscal 2008

Effective January 1, 2008, any non-employee member or members of the Company’s Board of Directors who also sits on the board of Tompkins Trust Company receives an additional annual $6,000 Board Retainer Fee and $7,200 Comprehensive Meeting/Activity Fee. In addition, non-employee directors receive $275 per meeting attended of the Trust Committee and Loan Committee, and Committee Chairs receive a $1,000 annual fee. Each non-employee director’s Board Retainer Fee is paid pursuant to the Retainer Plan, and each non-employee director’s other fees are payable in cash or, if a valid election was made by such director prior to January 1, 2008, his or her fees are payable in accordance with his or her election (i) pursuant to the Retainer Plan, (ii) pursuant to a Deferred Compensation Agreement or (iii) in cash.

Effective January 1, 2008, any non-employee member or members of the Company’s Board of Directors who also sits on the board of The Bank of Castile receives an additional annual $13,200 Board Retainer Fee in cash.

The member of the Company’s Board of Directors who also sits on the board of Tompkins Insurance is not compensated for such service.

Changes to Company and Subsidiary Board Service Compensation for Fiscal 2009

Effective January 1, 2009, the Company’s non-employee Directors will be compensated for service on the Company’s Board of Directors, and for service on the Company’s subsidiary boards, in the same aggregate amounts as they were in 2008; provided, however, to the extent allowable under Section 409A of the Internal Revenue Code, as the same may be amended prior to such time, all non-employee directors’ fees shall be payable in cash or, if a valid election was made by a director prior to January 1, 2009, such director’s fees shall be payable in accordance with such election (i) pursuant to the Stock Retainer Plan, (ii) pursuant to a Deferred Compensation Agreement or (iii) in cash.

Corporate Governance Matters

Stockholder Communications with Directors

Stockholders may communicate with the Company’s Board of Directors by writing to the following address: Board of Directors, Tompkins Financial Corporation, P.O. Box 460, Ithaca, New York 14851. Both the Chairman and Vice Chairman, who is an independent director of the Company, will review all correspondence and, if either of them determines that a communication should be reviewed by the full Board of Directors, it will be presented to the Board for its review and consideration.

Policy Regarding Directors Attendance at Annual Meetings

The Company does not have a formal policy in place requiring the attendance of all directors at annual meetings of stockholders, although the Board strongly encourages such attendance.

Code of Ethics

The Board of Directors has adopted the Tompkins Financial Corporation Code of Ethics for Chief Executive Officer and Senior Financial Officers which applies to the Company’s Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is available in the “Corporate Governance” section of the Company’s Investor Relations website (www.tompkinsfinancial.com). The Company intends to post amendments to or waivers from the Code of Ethics for Chief Executive Officer and Senior Financial Officers at this location on its website.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy, Policy, and Process

The Company has delegated to the Executive/Compensation/Personnel Committee (the “Compensation Committee”) the responsibility for determining and recommending to the full Board the compensation of the Company’s executive officers, including the named executive officers identified in the Summary Compensation Table. A goal of the Compensation Committee is to offer executive compensation that is fair and reasonable, consistent with the Company’s size and the compensation practices of the financial services industry generally. A key objective of the Compensation Committee is to attract, develop and retain high caliber executives who are capable of maximizing the Company’s performance for the benefit of its stockholders. In furtherance of this objective, the Compensation Committee periodically compares its compensation levels, practices and financial performance to those of a select group of banking institutions of similar size, geographic market and business makeup. Toward that end, the Compensation Committee considered the compensation practices of a comparative group of banking companies which it believed were reasonably comparable to the Company’s asset size and performance. The information pertaining to the companies forming the comparative group considered by the Compensation Committee was gathered from information available to the public, from surveys developed by the Independent Bankers Association of New York (IBANYS), and the New York Bankers Association (NYBA) which provided information about the compensation practices of community banking institutions in New York State or from other independently published surveys. The Committee also has the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions. In 2005, the Committee retained the services of Buck Consultants. They were charged with evaluating each subsidiary’s then current compensation/benefit structure. Based on that evaluation, a single base salary structure with market pricing has been developed and is in use at the Company’s wholly-owned banking subsidiaries and Tompkins Insurance.

In determining the compensation for the Company’s executive officers for fiscal 2007, including the compensation of the Company’s Chief Executive Officer, the Compensation Committee considered a number of quantitative and qualitative performance factors to evaluate the performance of its executive officers, including its Chief Executive Officer.

The performance factors considered included (1) the Company’s net income as compared to the Company’s internal targets; (2) increases in earnings per share of the Company’s Common Stock for the latest 12 months; (3) the Company’s return on assets, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group Percentile); (4) increases in the Company’s stock price over 12 months; and (5) the Company’s return on equity, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group percentile). Executive officers do not play a role in setting their own or director compensation, but they may be called on to make recommendations concerning those individuals that report to them. The Compensation Committee believes that the total compensation provided to the Company’s executive officers is competitive, reflects the Company’s performance, and that the Company’s compensation practices for fiscal 2007 were appropriate. As permitted by law, the Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Components of Compensation

The three major components of the Company’s executive officer compensation are: (i) base salary, (ii) annual bonus, and (iii) long-term, equity-based incentive awards.

Base salary. The Compensation Committee annually reviews the salaries of the Company’s executives. When setting base salary levels for recommendation, the Compensation Committee considers (a) competitive market conditions for executive compensation, (b) the Company’s performance and (c) the individual’s performance. The Company’s performance is measured by the Company’s strategic and financial performance in the fiscal year, with particular emphasis on earnings per share growth and return on stockholders’ equity for the year. Although the Compensation Committee considers year-to-year changes in stock price in its evaluation of Company performance, the Committee does not emphasize this criterion because the Committee does not believe that short-term fluctuations in stock price necessarily reflect the underlying strength or future prospects of the Company. Individual performance is measured by the strategic and financial performance of the particular executive officer’s operational responsibility in comparison to targeted performance criteria.

Annual bonus. The Company chooses to pay annual cash bonuses in order to motivate executives to work effectively to achieve the Company’s financial performance objectives and to reward them when objectives are met. The Board maintains full discretion on the payment of bonuses in order to maintain the flexibility necessary to ensure its ability to act in the Company’s best interests. Individual cash bonuses are paid based on three factors: (1) contribution to Company results, (2) contribution to department or business unit goals, and (3) achievement of individual goals. The higher an executive is in the management hierarchy, the greater the weight that is placed on Company results. Company results are reviewed in three areas: (1) achievement of annual goals, (2) relative performance compared to peers over a two-year period and related trends, and (3) strategic development.

Long-term, equity-based awards. The Company chooses to award stock options because such grants (1) align executive’s interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in the Company’s success and (3) help retain key executives in a competitive market for executive talent. While the Compensation Committee recognizes that the executives of the Company can exert very little influence on short-term fluctuations in stock price, the Compensation Committee does believe that long-term stock price appreciation reflects achievement of strategic goals and objectives. Stock option awards are based on the performance of the individual executive and his or her anticipated contribution to the achievement of the Company’s strategic goals and objectives. In addition to stock options, executives may receive Common Stock through the profit sharing component of the Tompkins Financial Corporation Employee Stock Ownership Plan. For a more detailed discussion of this, and other, deferred compensation and retirement plans, please see the text accompanying the tables following this section.

Compensation Committee Report

The “Compensation Discussion and Analysis” has been reviewed and discussed with the management of the Company. Based on the Compensation Committee’s review and discussion, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K and, in this proxy statement.

Members of the Compensation Committee:

Thomas R. Salm, Chair

Reeder D. Gates

Elizabeth W. Harrison

Carl E. Haynes

Craig Yunker

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the 2007 fiscal year were Bonnie H. Howell (Ms. Howell resigned from the Board on February 20, 2007), Reeder D. Gates, Thomas R. Salm (Chair) and Craig Yunker. Carl E. Haynes and Elizabeth W. Harrison were elected to the Committee on April 24, 2007. No member of the Compensation Committee was at any time during fiscal 2007, or has been at any other time, an officer or employee of the Company or any of the Company’s subsidiaries. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company’s Board of Directors or the Compensation Committee during fiscal 2007.

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2007 Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer and the three other most highly compensated executive officers of the Company in the fiscal year ended December 31, 2007. These five officers are referred to as the “Named Executive Officers” in this proxy statement.

		Salary	Bonus(1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Stephen S. Romaine	2007	$325,000	$112,800		$102,715		$75,850	$159,442	$616,365
President & CEO of	2006	208,000	40,000		82,723		35,992	31,222	397,937
Tompkins Financial Corporation

James W. Fulmer	2007	$253,000	$70,000		$57,752		$92,698	$27,692	$473,450
Vice Chair of the	2006	241,000	63,200		54,555		74,555	36,908	470,218
Company, Chairman,
President & CEO of
Bank of Castile

Francis M. Fetsko	2007	200,000	40,000		69,309		34,627	20,271	$343,936
Executive Vice President	2006	190,000	35,500		77,323		30,404	23,566	358,429
& CFO of the Company &
Tompkins Trust Company

Gerald J. Klein, Jr.	2007	$195,000	$38,000		$24,679		$53,032	$21,084	$310,711
President & CEO of
Mahopac National
Bank

Gregory J. Hartz	2007	$195,000	$40,000		$22,692		$10,230	$17,023	$267,922
President & CEO of
Tompkins Trust Company

(1) These amounts represent cash awards for performance bonuses, including amounts of such bonuses deferred under the Tompkins Financial Corporation Deferred Compensation Plan for Selected Officers.

(2) Mr. Romaine was granted 30,000 options relating to shares in 2007. Mr. Fulmer and Mr. Fetsko were granted 10,000 options relating to shares in 2007.Mr. Klein and Mr. Hartz were granted 17,500 options relating to shares in 2007.This column shows the value of all of the option awards over the requisite service period, using the FAS123R principles (which is the grant date fair value amortized over the requisite service period.) Assumptions made in valuation of such options are described in Note 13 “Stock Plans and Stock-Based Compensation” to the Notes to the Consolidated Financial Statements included in our Annual Report to Shareholders on Form 10-K which accompanies this proxy statement.

(3) These values are based on the Tompkins Financial Corporation Retirement Plan and the Supplemental Executive Retirement Plan, and are composed entirely of the changes in pension value. The following assumptions were used by the Plan actuaries to calculate the Change in Pension Value from year end 2006 to year end 2007:

Discount Rate: 6.00% at 12/31/2006, 6.25% at 12/31/2007

Retirement Plan Mortality: RP 2000

(4) Includes perquisites and other personal benefits or property, with an aggregate value equal to or greater than $10,000. Includes amounts matched on salary deferral pursuant to Company’s Investment & Stock Ownership Plan, amounts paid pursuant to the profit sharing portion of the Company’s Investment & Stock Ownership Plan and the Company’s Employee Stock Ownership Plan and taxable amounts of the applicable life insurance premiums paid on the Named Executive Officers behalf by the Company.

For Mr. Romaine the amounts were as follows: Profit Sharing paid from the Tompkins Financial Corporation Investment and Stock Ownership Plan - $12,480; Company match on salary deferral to the 401k - $9,000; taxable amounts applicable to life insurance - $1,232; personal use of company vehicle - $1,005; and $135,725 for moving expense reimbursement.

For Mr. Fulmer the amounts were as follows: Profit Sharing paid from the Tompkins Financial Corporation Investment and Stock Ownership Plan - $14,460; Company match on salary deferral to the 401k - $9,000; taxable amounts applicable to life insurance - $1,496; and personal use of company vehicle - $2,736.

For Mr. Fetsko the amounts were as follows: Profit Sharing paid from the Tompkins Financial Corporation Investment and Stock Ownership Plan - $11,400; Company match on salary deferral to the 401k - $8,004; taxable amounts applicable to life insurance -$319; and personal use of company vehicle - $548.

For Mr. Klein the amounts were as follows: Profit Sharing paid from the Tompkins Financial Corporation Investment and Stock Ownership Plan - $10,080; Company match on salary deferral to the 401k - $7,800; taxable amounts applicable to life insurance - $766; and personal use of company vehicle - $2,438.

For Mr. Hartz the amounts were as follows: Profit Sharing paid from the Tompkins Financial Corporation Investment and Stock Ownership Plan - $6,300; Company match on salary deferral to the 401k - $7,814; taxable amounts applicable to life insurance - $352; and personal use of company vehicle - $2,557.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Messrs. Fulmer, Romaine, Klein and Fetsko are parties to Supplemental Executive Retirement Agreements with the Company. These agreements contain change-in-control provisions and are discussed below under “Supplemental Employee Retirement Plans.”

Life Insurance

Life insurance benefits are provided to certain officers of the Company, with respect to which the Company has entered into life insurance contracts. These insurance contracts are carried at cash surrender value on the Company’s consolidated statements of financial condition. Increases in the cash surrender value of the insurance are reflected as noninterest income, and the related mortality expense is recognized as other employee benefits expense, in the Company’s consolidated statements of income. Taxable amounts paid with respect to such life insurance on behalf of the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table, above.

Stock Option Plan

The Company maintains the 2001 Stock Option Plan as a vehicle to encourage the continued employment of key employees of the Company and its subsidiaries, and to align their interests with those of the Company’s stockholders by facilitating their purchase of a stock interest in Tompkins Financial Corporation. The Compensation Committee believes that a stock option plan is in the best interests of the Company and its stockholders since it will enhance the Company’s ability to continue to attract and retain qualified directors, officers and other key employees.

Option Grants in Fiscal 2007

2007 Grants of Plan Based-Awards

		Number of securities underlying options	Exercise or base price of option awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	(#)	($/Sh)	($)

Stephen S. Romaine	01/18/2007	4,368	43.51	52,687
	01/18/2007	10,632	43.51	128,243
	11/29/2007	51	41.00	571
	11/29/2007	14,949	41.00	167,294

James W. Fulmer	11/29/2007	3,748	41.00	41,944
	11/29/2007	6,252	41.00	69,966

Francis M. Fetsko	11/29/2007	3,748	41.00	41,944
	11/29/2007	6,252	41.00	69,966

Gerald J. Klein, Jr.	01/18/2007	7,220	43.51	87,088
	01/18/2007	280	43.51	3,377
	11/29/2007	1,307	41.00	14,627
	11/29/2007	8,693	41.00	97,283

Gregory J. Hartz	01/18/2007	7,500	43.51	90,465
	11/29/2007	1,954	41.00	21,867
	11/29/2007	8,046	41.00	90,043

The 2001 Stock Option Plan does not have threshold, target, or maximum amounts payable for performance, therefore, it is not an equity incentive plan as defined under FAS123R.

The options are valued using the FAS123R principles (which is the grant date fair value amortized over the requisite service period) and those values are included in the Summary Compensation Table. The grant date fair value included in the table above represents the value of the options granted on the date of grant.

Outstanding Options of Named Executive Officers

The following table shows the aggregate number of options outstanding as of December 31, 2007 for each of the Named Executive Officers.

2007 Outstanding Equity Awards At Fiscal Year-End

OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options- Exercisable (1)	Number of Securities Underlying Unexercised Options-Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexcercised Unearned Options	Option Exercised Price	Option Expiration Date

Stephen S. Romaine	0	51		$41.00	11/29/17
	0	14,949		$41.00	11/29/17
	0	4,368		$43.51	01/18/17
	0	10,632		$43.51	01/18/17
	0	7,260		$42.39	01/23/16
	0	3,740		$42.39	01/23/16
	5,562	1,454		$39.34	05/03/14
	970	5,082		$39.34	05/03/14
	7,986	0		$32.23	09/30/12
	2,330	0		$28.36	07/24/11

Total	16,848	47,536

James W. Fulmer	0	6,252		$41.00	11/29/17
	0	3,748		$41.00	11/29/17
	0	7,260		$42.39	01/23/16
	0	3,740		$42.39	01/23/16
	968	968		$39.34	05/03/14
	5,082	5,082		$39.34	05/03/14
	3,328	0		$20.00	09/14/10
	12,005	0		$20.00	09/14/10
	6,642	0		$20.00	09/14/10

Total	28,025	27,050

Francis M. Fetsko	0	3,748		$41.00	11/29/17
	0	6,252		$41.00	11/29/17
	0	3,740		$42.39	01/23/16
	0	7,260		$42.39	01/23/16
	4,473	365		$39.34	05/03/14
	970	5,082		$39.34	05/03/14
	7,986	0		$32.23	09/30/12
	4,659	0		$28.36	07/24/11
	3,692	0		$20.00	09/14/10

Total	21,780	26,447

Gerald J. Klein, Jr.	0	8,693		$41.00	11/29/17
	0	1,307		$41.00	11/29/07

	0	280	$43.51	01/18/07
	0	7,220	$43.51	01/18/07
	0	6,600	$42.39	01/23/16
	1,751	0	$39.34	05/03/14
	4,783	0	$39.34	05/03/14
	6,655	0	$32.23	09/30/12
	4,659	0	$28.36	07/24/11
	2,684	0	$15.15	06/04/09

Total	20,532	24,100

Gregory J. Hartz	0	8,046	$41.00	11/29/17
	0	1,954	$41.00	11/29/17
	0	7,500	$43.51	01/18/17
	0	5,500	$42.39	01/23/16
	2,723	0	$39.34	05/03/14
	1,815	0	$39.25	09/16/13

	4,538	23,000

(1) Options reported in this column are vested and currently exercisable.

(2) Options granted with a Jan. 18, 2017, a Nov. 29, 2017 and a Jan. 23, 2016 expiration date have a seven year vesting schedule with zero percent vesting in year one, 17% vesting in year 2 through 6 and 15% vesting in year seven.

Options granted with an expiration date of May 3, 2014, Sept. 30, 2012, July 24, 2011 and Sept. 14, 2010 have 5 year vesting schedule with zero percent vesting in year one and 25% vesting in the remaining years.

Options granted with an expiration date of Aug. 17, 2007 have a four year vesting schedule with 25% vesting each year.

Options Exercised and Value for Fiscal 2007

The following table sets forth information concerning the exercise of options by each Named Executive Officer during fiscal 2007 and the potential value realized.

2007 Option Exercises

	Option Awards

	Number of Shares Acquired on Exercise	Value Realized on Exercise
Name	(#)	($)

Stephen S. Romaine	0
James W. Fulmer	0
Francis M. Fetsko	0
Gerald J. Klein, Jr.	0
Gregory J. Hartz	0

Deferred Profit-Sharing Plan

The Company has an Investment and Stock Ownership Plan (the “ISOP”) that covers substantially all of the employees of the Company and its subsidiaries. The ISOP is a profit-sharing plan with a salary deferral arrangement meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended. Pursuant to the ISOP, an employee may defer a portion of the employee’s base pay, within limits specified in the ISOP. The ISOP further provides that the Company will match 100% of an employee’s contribution up to 3% of the employee’s base pay, and will match 50% of an employee’s additional contribution to the ISOP that is greater than 3%, but not more than 5%, of the employee’s base pay. In addition, the ISOP has an employer-funded profit sharing component. Profit sharing contributions are discretionary contributions determined by the Company’s Board of Directors and are limited to a maximum amount as stipulated in the ISOP. The ISOP allows employees to elect to defer a portion of their profit sharing component (which deferral is not eligible for matching by the Company), or to receive cash. Amounts contributed by the Company for the accounts of the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table and described in Note 4 to that table.

The Company also has the Tompkins Financial Corporation Employee Stock Ownership Plan (the “ESOP”), which covers substantially all employees of the Company. The purpose of the ESOP is to permit the Company to make discretionary profit sharing contributions to employees in the form of shares of Common Stock of the Company in order to facilitate stock ownership by employees. Contributions are determined by the Company’s Board of Directors and are limited to a maximum amount as stipulated in the ESOP. Amounts accrued for the accounts of the Named Executive Officers are included as “All Other Compensation” in the Summary Compensation Table and described in Note 4 to that table.

Retirement Plans

The Company has a defined benefit pension plan, called the Tompkins Financial Corporation Retirement Plan (the “Retirement Plan”), which covers substantially all employees of the Company. The retirement plan does not require or allow employee contributions. The assets of the Retirement Plan are held in a separate trust and administered by the Pension Investment Review Committee of the Board of Directors.

The following table provides information with respect to each pension plan that provides for payments or other benefits at, following, or in connection with retirement. This includes a tax-qualified defined benefit plan and a supplemental executive retirement plan, but it does not include defined contribution plans (whether tax-qualified or not).

Pension Benefits

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments During the Last Fiscal Year
		(#)	($)	($)

Stephen S. Romaine	Tompkins Financial Corporation Retirement Plan	7.00	58,559	0
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	13.83	244,327	0

	Total		302,886	0

James W. Fulmer	Tompkins Financial Corporation. Retirement Plan	19.00	184,654	0
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	30.58	748,324	0

	Total		932,978	0

Francis M. Fetsko	Tompkins Financial Corporation. Retirement Plan	11.17	144,251	0
	Tompkins Financial Corporation. Supplemental Executive Retirement Plan	11.25	100,973	0

	Total		245,224	0

Gerald J. Klein, Jr.	Tompkins Financial Corporation Retirement Plan	12.67	61,078	0
	Tompkins Financial Corporation Supplemental Executive Retirement Plan	12.75	222,842	0

	Total		283,920	0

Gregory J. Hartz	Tompkins Financial Corporation Retirement Plan	5.33	25,728	0

	Total		25,728	0

The Retirement Plan provides a monthly benefit payable at retirement. This benefit is determined by the accumulation of credits which are earned as the participant works for the Company. The credits earned for each plan year are based on the sum of the participant’s age and years of service at the beginning of that plan year. When a participant terminates employment or retires, the credits earned for all plan years are summed and multiplied by the “Average Final Earnings” under the Plan, and the results is then converted into a monthly annuity. This type of plan is often referred to as a “pension equity plan.”

A participant’s retirement benefit is fully vested upon the completion of five years of service. The Normal Retirement Age under the Plan is age 65. The accrued benefit is payable at this age; however, a reduced benefit may be payable as early as age 55.

Benefits under the Retirement Plan are not subject to any reduction for Social Security benefits or other offset amounts. Benefits may be paid in certain alternative forms having actuarial equivalent values.

Potential Payments upon Termination or Change in Control

The Company has Supplemental Executive Retirement Plan (“SERP”) agreements with four of the five Named Executive Officers – Mr. Hartz does not have such an agreement. These agreements have been summarized below.

Messrs. Fulmer, Romaine, Klein and Fetsko: In December 2005, Messrs. Fulmer, Romaine, Klein and Fetsko, each a Named Executive Officer, entered into Supplemental Executive Retirement Agreements with the Company, which, among other things, replaced the SERP agreements and employment agreements that were previously in place with Mr. Fulmer,

Mr. Klein and Mr. Romaine. The December 2005 SERP agreements provide the covered executive officers with the following retirement, death, disability and change of control benefits:

•

Retirement Benefits. Upon his or her retirement, covered executive officers are eligible to receive payment of his or her annual retirement benefit amount, which is equal to 75% of the executive’s earnings, less (a) the annual amount payable under any single life annuity provided under the Company’s Retirement Plan and (b) any social security benefits. This benefit is also reduced by 5% for each year the Executive’s service, as defined in the agreement, is less than 20 years. The retirement benefit is payable monthly until the executive officer’s death and is subject to reduction depending upon the executive’s age and years of service as of the date of his or her benefit commencement prior to age 65. For purposes of this benefit, an executive officer’s “earnings” will be the average of the executive officer’s five highest calendar years of base salary.

•

Death Benefits. In the event of the covered executive officer’s death (i) after retirement, his or her spouse will be paid (monthly) 50% of the executive officer’s annual retirement benefit until the spouse’s death, and (ii) prior to retirement, his or her spouse will be paid (monthly) 50% of the vested portion of the executive officer’s annual retirement benefit until the spouse’s death, provided the spouse survives until the executive officer’s designated retirement age in the SERP agreement.

•

Disability Benefits. Upon a covered executive officer becoming disabled, he or she is entitled to payment of his or her retirement benefits commencing at the executive officer’s designated retirement date in the SERP agreement, but with the assumption that the executive officer has completed 20 years of service and is 100% vested in the benefit under the SERP agreement as of the date of his or her disability. In the event of the executive officer’s death after disability, the executive officer’s spouse will be entitled to payment of the death benefits described above.

•

Change of Control Benefits. In the event of a change in control, the covered executive officer will be deemed to have completed twenty (20) years of service and will be 100% vested in the benefit under the SERP agreement. Covered executive officers could be entitled to certain severance benefits following a change of control of the Company (as defined in the SERP agreements). If, within three years following a change in control the executive officer is terminated, other than for cause and subject to the discretion of the Company’s executive committee, or, the executive officer’s duties or compensation are significantly reduced, then the executive may terminate his employment and, for a period of three years, the executive officer is entitled to (a) payment of his or her base salary in effect immediately prior to the change in control, but subject to reduction by 20% to 100% depending on the executive’s age at the time of his or her termination, (b) the executive’s bonus and profit sharing compensation, which will be the average of the executive’s bonus and profit sharing compensation earned for the two most recently completed fiscal years of the Company and (c) continuation of all welfare benefits that he or she was participating in immediately prior to the change in control.

In addition, the SERP agreements with Messrs. Fulmer, Klein and Romaine provide that in the event the executive officer’s employment is terminated without cause (other than upon a change of control, death or disability), then the executive officer is entitled to (a) payment of his or her base salary in effect immediately prior to the executive officer’s termination of employment and (b) participate (but not required to) in the Company’s welfare benefits. These severance benefits are payable for a period of 24 months to Mr. Fulmer and 12 months to Messrs. Klein and Romaine.

Further, under the SERP agreements, in the event Messrs. Fulmer’s, Romaine’s, Klein’s or Fetsko’s employment is involuntarily terminated (other than for cause) at any time, or voluntarily terminated after reaching age 55 and after completing 10 years of service, but prior to his designated retirement age in his SERP agreement, he will be entitled to payment of his retirement benefits on his designated retirement date, or, in the event of his death, his spouse will be entitled to payment of the death benefits described above.

No benefits are payable under the SERP agreements if the covered executive officer’s employment is terminated for cause, or he or she engages in competition with the Company. And, if the executive officer voluntarily terminates his or her employment before age 55 and before completion of 10 years of service, other than because of death, disability or change of control, he or she will not be entitled to payment of any retirement benefits. The SERP agreements are not employment agreements and do not confer upon the covered executive officers any right to continued employment with the Company or any of its subsidiaries.

Estimated Payments Upon Change in Control as of December 31, 2007

Name	SERP Accumulated Annual Benefit Prior to Change of Control	SERP Accumulated Annual Benefit After Change of Control	Increase in Benefit	Other Benefits Due to Change of Control
	($)	($)	($)

Stephen S. Romaine	79,325	114,687	35,362	$415,012, payable for a period of 3 years (1)
James W. Fulmer	112,160	112,160	0	$335,335, payable for a period of 3 years (1)

Francis M. Fetsko	32,290	57,404	25,114	$250,725, payable for a period of 3 years (1)
Gerald J. Klein, Jr.	50,034	78,485	28,451	$242,776, payable for a period of 3 years (1)
Gregory J. Hartz	N/A	N/A	N/A	N/A

(1) If terminated, or duties or compensation of Named Executive Officer are significantly reduced due to Change of Control, Named Executive Officer receives for a period of three years continuation of compensation (base pay plus average of bonus and profit sharing compensation for last two years) and all employee welfare benefits.

Deferred Compensation Plan for Selected Officers

The Company maintains a nonqualified deferred compensation plan for a select group of officers, including the Named Executive Officers. This plan allows participating employees to defer receipt of all or a portion of bonuses and profit sharing payments otherwise payable to them until a future date. The Investment Committee, which is a subcommittee of the Executive/Compensation/Personnel Committee, directs the investment of these monies. Amounts deferred under the deferred compensation plan on the part of the Named Executive Officers are included as “Bonus” or included in “Other Compensation” in the Summary Compensation Table.

The bonuses listed in the Summary Compensation Table are reported for the year that they were “earned.” The payment for said bonuses is made in the following year. If the Named Executive Officer elected to defer a bonus or profit sharing, the payment to the deferred compensation plan is the net amount after Social Security and Medicare are withheld.

2007 Non-Qualified Deferred Compensation

Name and Principal Position	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate withdrawals / Distributions	Aggregate Balance at Last FYE
	$	($)	($)	($)	$

Stephen S. Romaine	n/a				n/a
James W. Fulmer (1)	$7,746		$536		$8,282
Francis M. Fetsko (2)	$4,125		$2,773		$28,213
Gerald J. Klein, Jr	n/a				n/a
Gregory J. Hartz	n/a				n/a

(1) Mr. Fulmer has elected to defer his profit sharing payment which is the amount included in the “Executive Contributions in the Last Fiscal Year.”

(2) Mr. Fetsko has elected to defer 10% of his bonus and profit sharing payment. The amount included in the “Executive Contribution in the Last Fiscal Year” is comprised of $3,555, which was 10% of the 2006 bonus and $570, which was 10% of the profit sharing included in the “All other Compensation” for 2006. The aggregate balance includes deferrals since Mr. Fetsko’s election to participate in the plan in 2002.

Post-Retirement Life Insurance and Medical Insurance

The Company offers post-retirement life insurance coverage to employees who have worked for the Company for 10 or more years and who retire at or after age 55. All of the Named Executive Officers are entitled to receive life insurance coverage under this policy.

Additionally, Tompkins Trust Company offers post-retirement medical coverage to certain employees. Retiree medical insurance subsidized by the Company has been eliminated for new hires after December 31, 2004. The current Tompkins Trust Company retirees and active eligible employees (at least 55 years of age and 10 years of service as of December 31, 2004) are a “grandfathered group” and as such continue to receive a portion of the premium cost of their retiree medical insurance from the Company. There is currently a $3,000 annual cap on the employer payments.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2007, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock units or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders(2)	938,616	37.7821	180,611
Equity compensation plans not approved by security holders	0	0	0
Total	938,616	37.7821	180,611

(1)	This price represents the weighted average exercise price of all outstanding options.

(2)	Includes the 2001 Stock Option Plan, the 1998 Stock Option Plan, and the 1992 Stock Option Plan.

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PROPOSAL NO. 2

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS

TO PERMIT THE ANNUAL ELECTION OF DIRECTORS

The Board of Directors of the Company proposes an amendment to the Company’s Certificate of Incorporation and Bylaws to permit the annual election of directors. The Company’s Certificate of Incorporation, as amended (Article V, Section 2) and By-Laws (Article IV, Section 3) currently provide for the classification of the Board of Directors into three classes, with each class being elected every three years.

The Nominating and Corporate Governance Committee, and the full Board of Directors, completed a review and discussion of the advantages and disadvantages of maintaining a classified board of directors, and unanimously determined that the Certificate of Incorporation and the By-Laws should be amended to repeal these provisions. While the Board acknowledges the continuity and stability of management and business policies afforded by a classified board, the Board deems it advisable to declassify the Board of Directors of the Company in order to increase the Board’s accountability to the shareholders.

If the proposed amendments are approved by the shareholders, then the five directors elected at the 2008 Annual Meeting will be elected for a one-year term expiring in 2009. All other directors will continue in office for the remainder of their full three-year terms, subject to their earlier retirement, resignation, removal or death. Going forward, as each director’s current term expires, he or she (or his or her successor) will be nominated for election to a one-year term. Thus, the elimination of the classified structure will be phased-in over the next three years.

If the proposed amendments are not approved by the shareholders, the Board of Directors will remain classified, and the five directors elected at the 2008 Annual Meeting will be elected for a three-year term expiring 2011. All other directors will continue in office for the remainder of their full three-year terms, subject to their earlier retirement, resignation, removal or death.

The proposed amendment to Article V, Section 2 of the Certificate of Incorporation of the Company is as follows, with deletions indicated by strike-outs and additions indicated by underlining:

~~“Section 2. Classification of the Board. The Board of Directors shall be divided into three classes in respect of term of office, each class to contain as near as may be one-third of the whole number of the Board, with terms of office of one class expiring each year consecutively. At each annual meeting of stockholders, one class of directors shall be elected to serve until the annual meeting of stockholders held three years next following and until their successors shall be elected and shall qualify.”~~

“Section 2. Annual Election of Directors. Commencing with the 2008 Annual Meeting of Stockholders, Directors shall be elected at each Annual Meeting of Stockholders; provided, however, that each Director elected prior to the 2008 Annual Meeting of Stockholders shall serve the term for which he or she was elected.”

Subject to and effective upon any approval by the stockholders of the proposed amendment to the Certificate of Incorporation, Article IV, Section 3 of the Company’s Bylaws, as amended through and including July 17, 2007, will be amended to read as follows, with deletions indicated by strike-outs and additions indicated by underlining:

~~“Section 3. Classification of Board. The Board of Directors shall be divided into three classes in respect of term of office, each class to contain as near as may be one-third of the whole number of the Board, with terms of office of one class expiring each year. At each Annual Meeting of Stockholders, one class of Directors shall be elected to serve until the Annual Meeting of Stockholders held three years (or such shorter period as the Board of Directors determines for the purposes of equalizing the classes of directors) next following and until their successors shall be elected and shall qualify.”~~

“Section 3. Annual Election of Directors. Commencing with the 2008 Annual Meeting of Stockholders, Directors shall be elected at each Annual Meeting of Stockholders for a term which shall expire at the next Annual Meeting of Stockholders; provided, however, each Director elected prior to the 2008 Annual Meeting of Stockholders shall serve the term for which he or she was elected.”

Vote Required and Recommendation

The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote on the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS TO PERMIT THE ANNUAL ELECTION OF DIRECTORS. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2, UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE. Abstentions and broker non-votes will have the same effect as votes against the proposal.

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM

15,000,000 SHARES TO 25,000,000 SHARES

The Board of Directors of the Company proposes an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock that the Company has the authority to issue from 15,000,000 shares to 25,000,000 shares. As of March 7, 2007, there were 9,611,504 shares of Common Stock issued and outstanding.

The Board has adopted a resolution seeking to amend the Certificate of Incorporation of the Company for this purpose, and if this proposal is approved, Article IV of the Certificate of Incorporation will be amended to provide for this increased number of shares of Common Stock.

The additional authorized shares of Common Stock would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently authorized, issued and outstanding.

The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders that there be a substantial number of authorized but unissued shares of Common Stock in order to assure flexibility of action in the future. The Board also believes that an increase in the number of shares of Common Stock is necessary in order that a sufficient number of shares is available for issuance from time to time if needed for such corporate purposes as may be deemed appropriate by the Board. For example, such additional authorized shares may become necessary in connection with acquisitions, the declaration of stock dividends or stock splits, future financings, investment opportunities, other distributions, or other corporate purposes. From time to time in the course of its operations, the Company considers, investigates and evaluates proposals for the acquisition of other banks, savings and loan association or other companies. It is possible that certain of the additionally authorized shares of Common Stock may be issued in connection with any such transactions.

The issuance of additional shares of Common Stock by the Company may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. The Company would expect that any such dilutive effect on earnings per share and/or book value would be relatively short-term in duration. Shareholders do not possess preemptive rights and thus will not have a first right or right of first refusal to purchase any additional shares. Unless required by applicable law or the American Stock Exchange (which requires shareholder consent for acquisition transactions involving a 20% or greater increase in the number of the Company’s listed shares), no further authorization or vote of the stockholders will be solicited for the issuance of the additional shares of Common Stock.

The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as merger or other acquisition of the Company. The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of the Company. The proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company or the Board is aware to obtain control of the Company, nor does the Board of Directors presently intend to issue additional shares to impede any such takeover efforts.

Vote Required and Recommendation

The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote on the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 15,000,000 SHARES TO 25,000,000 SHARES. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3, UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE. Abstentions and broker non-votes will have the same effect as votes against the proposal.

PROPOSAL NO. 4

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS

TO AUTHORIZE THE CREATION OF 3,000,000 SHARES OF PREFERRED STOCK

The Board of Directors proposes an amendment to the Company’s Certificate of Incorporation and Bylaws to create and authorize 3,000,000 shares of Preferred Stock, $.01 par value (“Preferred Stock”) of the Company (the “Preferred Stock Amendment”).

The Board of Directors has proposed the Preferred Stock Amendment for several reasons. The Company’s Certificate of Incorporation, as amended, does not currently authorize the issuance by the Company of any shares of Preferred Stock. The Board of Directors reviewed the Company’s current capital structure and possible alternatives for the future, and after consultation with management and outside legal advisors, determined the proposed authorization of Preferred Stock to be in the best interests of the Company. The Company does not presently have any agreement, understanding, arrangement or plans that would result in the issuance of any shares of Preferred Stock to be authorized; rather, the Board of Directors believes that that the stockholders should authorize Preferred Stock for future issuance in order to provide the Company with additional capital-raising flexibility, to meet general corporate needs, and, if necessary, to facilitate acquisition transactions.

Upon implementation of the Preferred Stock Amendment, 3,000,000 shares of Preferred Stock would be available for issuance from time to time for any proper corporate purpose, including stock dividends, acquisitions, stock option plans, funding of employee benefit plans and public and private equity offerings. No further action or authorization by the Stockholders would be necessary prior to issuance of the Preferred Stock authorized pursuant to the Preferred Stock Amendment unless applicable laws, regulations, or listing requirements would require such approval in a given instance. The Board of Directors would be authorized to issue Preferred Stock from time to time in one or more series or classes, and to fix by resolution the designations, relative rights, preferences and limitations of each such series or class. Each series or class of Preferred Stock could, as determined by the Board at the time of issuance, rank, with respect to dividends, sinking fund provisions and conversion, voting, redemption and liquidation rights, senior to the Common Stock.

The Board of Directors of the Company believes that it is desirable to have authorized shares of Preferred Stock available for possible future financing and acquisition transactions and other general corporate purposes. Having authorized shares of Preferred Stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a Special Stockholders’ Meeting. The Company does not presently have any agreement, understanding, arrangement or plans that would result in the issuance of any shares of Preferred Stock to be authorized. The Company’s Certificate of Incorporation, as amended, presently permits the holders of a majority of the outstanding shares of Common Stock to amend the Certificate of Incorporation to create authorized shares of Preferred Stock.

It is not possible to state the precise effects of the authorization of shares of Preferred Stock upon the rights of the holders of the Company’s Common Stock until the Board determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Stock. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on the Common Stock; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Stock had voting rights; (d) conversion of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of the Common Stock not being entitled to share in the Company’s assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

Although the Board would authorize the issuance of Preferred Stock based on its judgment as to the best interests of the Company and its Stockholders, the issuance of authorized Preferred Stock could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Stock. In addition, the availability of shares of Preferred Stock could, in certain instances have an “anti-takeover” effect, although the Board has not proposed the amendment for that reason and does not presently anticipate using shares of Preferred Stock for that purpose. Issuance of shares of Preferred Stock could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest, especially if Preferred Stock were issued in response to a potential takeover by diluting the stock ownership of persons seeking to obtain control of the Company. The Board is not proposing this amendment with the intention that it ever be used to prevent or hinder such transactions. In addition, additional issuances of authorized Preferred Stock can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions that may be proposed or could discourage or limit the Stockholders’ participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Stockholders, and could enhance the ability of officers and Directors to retain their positions. Although the Company is not currently aware of any specific effort or intention to accumulate the Company’s Common Stock or to obtain control of the Company, the authorization of Preferred Stock may make a takeover of the Company more difficult.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Preferred Stock Amendment. Abstentions and Broker non-Votes will have the effect of votes against the Preferred Stock THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE PREFERRED STOCK AMENDMENT. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 4, UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE. Abstentions and broker non-votes will have the same effect as votes against the proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s capital stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based upon on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2007 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were satisfied.

TRANSACTIONS WITH RELATED PERSONS

Certain directors and executive officers of the Company and its affiliated companies, members of their immediate families and companies or firms with which they are associated, were customers of, or had other transactions with, the Company or its wholly-owned subsidiaries in the ordinary course of business during fiscal 2007. Any and all loans and commitments to loan to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2007, the balance of all such loans was $12,653,000. None of the loans outstanding to directors or executive officers of the Company, or members of their immediate families or companies or firms with which they are associated, were nonperforming at December 31, 2007.

Russell K. Achzet, a current director, was the founder and the majority shareholder of AM&M Financial Services, Inc., which the Company acquired by merger in January 2006, and is now a wholly-owned subsidiary of the Company. Under the terms of the agreement and plan of merger, the Company acquired all of the issued and outstanding shares of AM&M capital stock, including those shares held by Mr. Achzet, for an initial consideration of $2,375,000 paid in cash and 53,976 shares of Company Common Stock. In addition to the merger consideration paid at closing, additional contingent amounts of up to $8.5 million (payable one-half in cash and one-half in Company Common Stock) may be paid over a period of four years from closing. For his ownership interest in AM&M, Mr. Achzet received, as his portion of the initial merger consideration, $1,687,400 in cash and 33,119 shares of Company Common Stock. Mr. Achzet is also eligible to receive contingent payments of up to $5.2 million, payable in equal amounts of cash and Company Common Stock, depending on the earnings performance of AM&M over the next three years (the “Earn-Out Agreement”). In fiscal 2007, Mr. Achzet was paid $1,534,000, 50% of which was paid in cash, and 50% of which was paid in the Company’s Common Stock, in accordance with the Earn-Out Agreement. In connection with the Company’s acquisition of AM&M, Mr. Achzet entered into a consulting agreement with AM&M Financial Services, which will expire on January 1, 2010. Under the terms of the consulting agreement, Mr. Achzet provides certain management consulting and business referral services for AM&M. In consideration for his services, Mr. Achzet is paid a monthly fee, on a declining basis. Mr. Achzet was paid $9,093 per month in 2006 and $6,360 per month in 2007; and will be paid $3,363 per month in 2008 and $3,484 per month in 2009.

Prior to its acquisition by the Company, AM&M Financial Services, Inc. was a member of the M Financial Group, a national insurance producer group. Members are required to own shares of M Financial Group, but the Group does not allow banking entities to own its shares; thus, following its sale to the Company, AM&M was no longer eligible to hold a direct ownership interest in the Group. In order to preserve AM&M’s relationship with the M Financial Group, several of the former shareholders of AM&M, including Mr. Achzet, formed M Six, LLC. M Six remained eligible for membership in, and is currently a member of, the M Financial Group. The Group annually shares profits with its member firms in the form of stock dividends and incentive payments. All payments of stock and cash flow directly to AM&M, and the Group requires that the stock be distributed to M Six. At least half of any cash incentive payment, and all stock dividends, must be distributed to M Six. The members of M Six, including Mr. Achzet, retain beneficial ownership of the M Financial Group stock.

In April of 2007, the Board adopted a policy governing the procedures by which the Company or any of its subsidiaries may enter into transactions with related parties (the “Related Party Transactions Policy” or the “Policy”). The Policy defines an “Interested Transaction” as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or any if its subsidiaries is a participant, and (3) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or beneficial owner of less than 10 percent of another entity). A “Related Party” is any (a) person who is or was an executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of the Company’s common stock, or (c) immediate family member of any of the foregoing. The Company’s Nominating and Corporate Governance Committee is apprised of any potential Interested Transaction, and this Committee is charged with evaluating and approving, as appropriate, any such transactions. The Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction. In its implementation of the Policy, the Committee also reviewed certain types of Interested Transactions and established standing pre-approval for these types of transactions, subject in all cases to compliance with applicable regulations of the Securities and Exchange Commission, federal and state bank regulatory authorities, and other regulatory agencies.

REPORT OF THE AUDIT/EXAMINING COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit/Examining Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit/Examining Committee is composed of three non-employee directors, all of whom are “independent directors” under Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Exchange Act.

The Audit/Examining Committee operates under a written charter approved by the Board of Directors. The Audit/Examining Committee’s primary duties and responsibilities are: to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements and to monitor the integrity of the Company’s financial statements; to monitor the independence and qualifications of the Company’s independent auditor; monitor the performance of the Company’s independent auditor and internal auditing department; provide an avenue of communication among the Company’s independent auditor, management, the internal auditing department, and the Board of Directors; and to monitor compliance by the Company with legal and regulatory requirements. The Audit/Examining Committee is also directly responsible for the appointment and compensation of the Company’s independent auditor.

The Audit/Examining Committee met six times during fiscal 2007 and reports to the Board of Directors on a quarterly basis. The Audit/Examining Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit/Examining Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management.

The Audit/Examining Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It has direct access to the independent auditors and to any employee or officer of the Company it deems necessary. The Audit/Examining Committee has the ability to retain, at the Company’s expense and at compensation it deems appropriate, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent accountants, KPMG LLP (“KPMG”), are responsible for performing an independent audit of the Company’s consolidated financial statements and an audit of the Company’s internal control over financial reporting in accordance with auditing standards generally accepted in the United States of America and to issue reports thereon.

In connection with its responsibilities, the Audit/Examining Committee met with management and with KPMG to review and discuss the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007. The Audit/Examining Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received written disclosures and a letter from KPMG required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG its independence.

Based upon the Audit/Examining Committee’s discussions with management, the Company’s internal auditor, and KPMG and the Audit/Examining Committee’s review of the information described in the preceding paragraph, the Audit/Examining Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

Members of the Audit/Examining Committee:

John E. Alexander, Chair

Patricia A. Johnson

Mike Shay

Thomas R. Salm, Alternate

INDEPENDENT AUDITORS

The Audit/Examining Committee has retained KPMG LLP (“KPMG”) to continue as independent auditors and to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2008. A representative of KPMG is expected to attend the Meeting and will have an opportunity to make statements and respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

KPMG is the Company’s independent auditor. The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2007 and December 31, 2006 by KPMG:

	2007 ($)	2006 ($)

Audit Fees:	342,500	346,000
Audit-Related Fees:	0	0
Tax Fees:	135,595	84,015
All Other Fees:	0	0

Audit Fees: These are fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the consolidated financial statements included in the Company’s periodic reports under the Exchange Act, and for services that would normally be provided by the Company’s auditor in connection with statutory and regulatory filings or engagements for the periods covered.

Audit-Related Fees: No audit-related fees are disclosed in this proxy statement because the fees billed in 2007 and 2006 for the audit of internal controls over financial reporting in accordance with the Public Company Accounting Oversight Board, including FDICIA reporting, are included in the chart above as “Audit Fees.”

Tax Fees: These are fees for professional services rendered regarding tax compliance, tax advice or tax planning. More specifically, these include fees billed for tax return preparation, quarterly estimates, tax planning and tax related research.

All Other Fees: These are fees for all other products and services provided by the Company’s independent accountant that do not fall within the previous categories.

All non-audit services were reviewed with the Audit/Examining Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of that firm’s independence and the conduct of its auditing functions.

Audit/Examining Committee Pre-Approval Policy

The Audit/Examining Committee pre-approves all audit services and permitted non-audit services (including the fees and terms of such services) to be provided to the Company by its independent auditor, other than non-audit services falling within the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit/Examining Committee prior to the completion of the audit. The Audit/Examining Committee may delegate to one or more designated members of the Audit/Examining Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve one or more such services shall be reported to the full Audit/Examining Committee at its next scheduled meeting.

All audit and non-audit services provided by the Company’s independent auditor for fiscal 2007 and fiscal 2006 were pre-approved by the Company’s Audit/Examining Committee.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2009 annual meeting and that stockholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company no later than December 7, 2008, which is 120 calendar days prior to the anniversary of the Company’s mailing of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

Under the Company’s Bylaws, in order to be deemed properly presented, notice must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not less than the close of business on the 120th calendar day prior to the date on which the Company first mailed its proxy materials for this year’s Meeting. The stockholder’s notice must set forth, as to each matter the stockholder proposes to bring before the annual meeting (a) a description in reasonable detail of the business desired to brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any personal or other material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. In addition, a stockholder seeking to submit such business at an annual meeting shall promptly provide any other information reasonably requested by the Corporation. If a stockholder gives notice of such a proposal after the Bylaw deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K filed with the SEC is available without charge at our website (http://www.tompkinsfinancial.com) or by writing to: Tompkins Financial Corporation, ATTN: Francis M. Fetsko, Executive Vice President & Chief Financial Officer, P.O. Box 460, Ithaca, New York 14851. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s Internet site (http://www.sec.gov).

OTHER MATTERS

The Board of Directors knows of no business to be presented for stockholder action at the Meeting other than the election of directors and the proposed amendments to the Company’s Certificate of Incorporation and Bylaws. If any additional matters should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons acting under the proxy.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to vote your proxy promptly. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by delivering to the Company’s Corporate Secretary prior to the Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting, filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote, and voting in person.

Dated: April 4, 2008	By Order of the Board of Directors

/s/ Linda M. Carlton
Linda M. Carlton
Asst. Vice President & Corporate Secretary

P.O. Box 460, Ithaca, New York 14851
(607) 273-3210
www.tompkinsfinancial.com

TOMPKINS FINANCIAL CORPORATION
Annual Meeting of Stockholders to be held
Monday, May 5, 2008

YOUR VOTING CARD IS ATTACHED BELOW.

You may vote by telephone, via the Internet or by conventional mail.

Please read the other side of this card carefully for instructions.

However you decide to vote, your representation at the

Annual Meeting of Stockholders is important to Tompkins Financial Corporation

PROXY/VOTING INSTRUCTION CARD
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
 TOMPKINS FINANCIAL CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MONDAY, MAY 5, 2008

The undersigned stockholder of TOMPKINS FINANCIAL CORPORATION (the “Company”) hereby constitutes and appoints Francis M. Fetsko and Linda M. Carlton, and each of them, as agent and proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company and that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 5:30 p.m. at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, NY, on Monday, May 5, 2008, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.
THE UNDERSIGNED HEREBY INSTRUCTS THE SAID PROXIES TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INSTRUCTION IS GIVEN ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PERMIT THE ANNUAL ELECTION OF DIRECTORS, “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, AND “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION AND BY-LAWS TO CREATE AND AUTHORIZE A CLASS OF PREFERRED STOCK. THE PROXIES WILL VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS (INCLUDING MATTERS INCIDENT TO THE CONDUCT OF THE MEETING), AS MAY PROPERLY COME BEFORE THE MEETING.
The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 4, 2008, relating to the Annual Meeting of Stockholders to be held May 5, 2008. (Signature on the reverse side is required.)

(Continued and to be marked, signed and dated on reverse side.)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF

TOMPKINS FINANCIAL CORPORATION

May 5, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
COMPANY NUMBER

ACCOUNT NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal No. 1. Election of five (5) directors for a term of one (1) year or three (3) years, as further described in the Proxy Statement:				FOR	AGAINST	ABSTAIN
			Proposal No. 2. To approve an amendment to the Company’s Certificate of Incorporation and By-Laws to permit the annual election of directors.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:
John E. Alexander
Elizabeth W. Harrison
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Hunter R. Rawlings, III

Proposal No. 3. To approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock that the Company has the authority to issue from 15,000,000 to 25,000,000 shares.

		Stephen S. Romaine		☐	☐	☐
Craig Yunker
☐	FOR ALL NOMINEES EXCEPT (See INSTRUCTIONS below)

Proposal No. 4. To approve an amendment to the Company’s Certificate of Incorporation and By-Laws to create and authorize 3,000,000 shares of preferred stock.
				☐	☐	☐

In their discretion, the proxies will vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

INSTRUCTIONS:

To withhold authority to vote for any individual Nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the circle next to each Nominee(s) with respect to whom you withhold authority to vote, as shown here:

Management at present knows of no other business to be presented at the Annual Meeting.
TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.